JANUARY 8, 2024 Acquisition of Key Knife, Inc.

2 Forward-Looking Statements The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This presentation and the accompanying remarks contain forward- looking statements that involve a number of risks and uncertainties, including forward- looking statements about the financial and operating performance of Key Knife, Inc. and certain of its affiliates (“Key Knife”), the benefits of the acquisition of Key Knife (the “Acquisition”), and the expected future business and financial performance of Key Knife and Kadant. These forward-looking statements represent our expectations as of the date of this presentation. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause our actual results to differ materially from these forward-looking statements as a result of various important factors, including those set forth under the heading “Risk Factors” in Kadant’s annual report on Form 10-K for the fiscal year ended December 31, 2022 and subsequent filings with the Securities and Exchange Commission. These include risks and uncertainties relating to Kadant's ability to successfully integrate Key Knife and its operations and employees and realize anticipated benefits from the Acquisition; unanticipated disruptions to the business, general and regional economic conditions, and the future performance of Key Knife; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement of the Acquisition; competitive, investor or customer responses to the Acquisition; the ability to realize anticipated synergies and cost savings; unexpected costs, charges or expenses resulting from the Acquisition; adverse changes in global and local economic conditions; the variability and difficulty in accurately predicting revenues from large capital equipment and systems projects; health epidemics and pandemics; our acquisition strategy; levels of residential construction activity; reductions by our wood processing customers of their capital spending or production of oriented strand board; changes to the global timber supply; development and use of digital media; cyclical economic conditions affecting the global mining industry; demand for coal, including economic and environmental risks associated with coal; failure of our information systems or breaches of data security and cybertheft; implementation of our internal growth strategy; supply chain constraints, inflationary pressure, price increases and shortages in raw materials; competition; changes in our tax provision or exposure to additional tax liabilities; our ability to successfully manage our manufacturing operations; disruption in production; future restructurings; loss of key personnel and effective succession planning; protection of intellectual property; climate change; adequacy of our insurance coverage; global operations; policies of the Chinese government; the variability and uncertainties in sales of capital equipment in China; currency fluctuations; changes to government regulations and policies around the world; compliance with government regulations and policies and compliance with laws; environmental laws and regulations; environmental, health and safety laws and regulations impacting the mining industry; our debt obligations; restrictions in our credit agreement and note purchase agreement; soundness of financial institutions; fluctuations in our share price; and anti-takeover provisions. KAI-ACQUISITION UPDATE INVESTOR PRESENTATION–JANUARY 2024 | © 2024 KADANT INC.

Acquisition of Key Knife, Inc.

Acquisition Overview • Manufacturer of engineered knife systems for custom chipping, planing, and flaking solutions for wood product industries • Founded in 1986, built a solid reputation for quality products and custom solutions • Based in Tualatin, Oregon, with 141 employees • Strong market position in wood processing industries • Revenue for the trailing twelve months ended September 30, 2023 was $65 million • Purchase price was approximately $156 million, subject to customary adjustments • Favorable tax attributes KAI-ACQUISITION UPDATE INVESTOR PRESENTATION–JANUARY 2024 | © 2024 KADANT INC. 4

Primary Product Offerings • Conical and drum chipping heads used in sawmill applications • Chipping systems for sawmills, pulp mills, chip plants, and in-field chipping • Planer systems for sawmills • Ring slicers used for particle board mills • Comprehensive field service and training KAI-ACQUISITION UPDATE INVESTOR PRESENTATION–JANUARY 2024 | © 2024 KADANT INC. 5

Acquisition Rationale • Leading position in disposable knife systems • Highly complementary product offering to Kadant’s wood processing product line; long history of collaboration with Kadant Carmanah • Strong management team with long tenure in industry • Strong financial metrics and market position • Well-established brand in our core and adjacent markets • 95% of revenue is aftermarket parts and consumables KAI-ACQUISITION UPDATE INVESTOR PRESENTATION–JANUARY 2024 | © 2024 KADANT INC. 6

• Opportunity to penetrate new markets leveraging Kadant’s global sales network and relationships • Broadened product portfolio to provide critical solutions to mills • Intercompany collaboration to create increased value for our customers • Greater customer share in highly concentrated market • Strengthens our respective positions in wood processing industries 7 Kadant and Key Knife Together

Integration • Continue to build on the strength of the Key Knife brand • Specialized manufacturing operations will continue as part of our decentralized operating structure • Opportunities for collaboration and sharing best practices • Key Knife will be included in our Industrial Processing reporting segment KAI-ACQUISITION UPDATE INVESTOR PRESENTATION–JANUARY 2024 | © 2024 KADANT INC. 8

Financial Metrics • $156 million purchase price1 • TTM2 revenue of $65 million • Favorable tax attributes • Borrowed $148 million • Borrowing rate estimated at 6.4% to 6.7% 1 Subject to customary adjustments 2 Trailing twelve months through September 30, 2023 KAI-ACQUISITION UPDATE INVESTOR PRESENTATION–JANUARY 2024 | © 2024 KADANT INC. 9

Questions & Answers To participate in the live Q&A session, please go to investor.kadant.com and click on the Q&A session link to receive a dial-in number and unique PIN. Please mute the audio on your computer. KAI-ACQUISITION UPDATE INVESTOR PRESENTATION–JANUARY 2024 | © 2024 KADANT INC. 10

INVESTOR RELATIONS CONTACT Michael McKenney, 978-776-2000 IR@kadant.com MEDIA RELATIONS CONTACT Wes Martz, 269-278-1715 media@kadant.com January 8, 2024